                                                 WEITZ PARTNERS, INC.
--------------------------------------------------------------------------------

BOARD OF DIRECTORS
  Lorraine Chang
  John W. Hancock
  Richard D. Holland
  Thomas R. Pansing, Jr.
  Delmer L. Toebben
  Wallace R. Weitz

OFFICERS
  Wallace R. Weitz, President
  Mary K. Beerling, Vice-President & Secretary
  Linda L. Lawson, Vice-President
  Richard F. Lawson, Vice-President

INVESTMENT ADVISER
  Wallace R. Weitz & Company

DISTRIBUTOR
  Weitz Securities, Inc.

CUSTODIAN
  Norwest Bank Minnesota, N.A.

TRANSFER AGENT AND DIVIDEND PAYING AGENT
  Wallace R. Weitz & Company

SUB-TRANSFER AGENT
  National Financial Data Services, Inc.

This report has been prepared for the information of shareholders of Weitz Partners, Inc. - Partners Value Fund. For more detailed information about the Fund, its investment objectives, management, fees and expenses, please see a current prospectus. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

01/24/2000

512123

                              PARTNERS VALUE FUND

                                     ANNUAL

                                     REPORT

                             DECEMBER 31, 1999

                        ONE PACIFIC PLACE, SUITE 600
                           1125 SOUTH 103 STREET
                         OMAHA, NEBRASKA 68124-6008

                                402-391-1980
                                800-232-4161
                              402-391-2125 FAX

                               www.weitzfunds.com

                       HISTORICAL PERFORMANCE INFORMATION

The table below gives a long-term perspective of the Partners Value Fund (the "Fund") and its predecessor, Weitz Partners II-Limited Partnership (the "Predecessor Partnership"). Performance numbers are AFTER deducting all fees and expenses and assume reinvestment of dividends. The Fund succeeded to substantially all of the assets of the Predecessor Partnership, a Nebraska investment limited partnership as of December 31, 1993. Wallace R. Weitz was General Partner and portfolio manager for the Predecessor Partnership and is portfolio manager for the Fund. The Fund's investment objectives, policies, guidelines and restrictions are materially equivalent to those of the Predecessor Partnership. The table also sets forth average annual total return data for the Fund and the Predecessor Partnership for the one, five and ten year periods ended December 31, 1999, calculated in accordance with SEC standardized formulas.

PERIOD ENDED   PARTNERS II     S&P 500
------------   -----------     -------
  12/31/83          9.9%           4.2%+
  12/31/84         14.5            6.3
  12/31/85         40.7           31.7
  12/31/86         11.1           18.7
  12/31/87          4.3            5.3
  12/31/88         14.9           16.5
  12/31/89         20.3           31.6
  12/31/90         -6.3           -3.1
  12/31/91         28.1           30.2
  12/31/92         15.1            7.6
  12/31/93         23.0           10.1
PERIOD ENDED  PARTNERS VALUE    S&P 500
------------  --------------    -------

  12/31/94          -9.0%           1.3%
  12/31/95          38.7           37.5
  12/31/96          19.2           22.9
  12/31/97          40.6           33.4
  12/31/98          29.1           28.6
  12/31/99          22.1           21.0

Cumulative       1,504.5        1,383.3

Average
 Annual
Compound Growth
 (Since
 inception
 June 1,
 1983)              18.2           17.6

+Return is for the period 6/1/83 through 12/31/83

                          AVERAGE ANNUAL TOTAL RETURNS

                                                                               SINCE INCEPTION
                                               1-YEAR    5-YEARS    10-YEARS   (JUNE 1, 1983)
                                              --------   --------   --------   ---------------
PARTNERS VALUE (AND PREDECESSOR PARTNERSHIP)   22.1%      29.6%      18.9%          18.2%
Standard & Poor's 500 Index                    21.0%      28.5%      18.2%          17.6%

The chart below shows the change in the value of a $100,000 investment in the Predecessor Partnership and the Fund for the period since inception (June, 1983), through December 31, 1999, as compared with the growth of the Standard & Poor's 500 Index during the same period. The Standard & Poor's 500 Index is an unmanaged index consisting of 500 companies. The information assumes reinvestment of dividends and capital gains distributions. As indicated, $100,000 originally invested in the Predecessor Partnership on June 1, 1983, would have been valued at $1,604,494 on December 31, 1999.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC


          PARTNERS VALUE FUND AND     S&P 500
          PREDECESSOR PARTNERSHIP
06/01/83                 $100,000    $100,000
06/30/83                 $100,190    $103,891
07/31/83                  $99,719    $100,824
08/31/83                 $101,614    $102,330
09/30/83                 $107,426    $103,742
10/31/83                 $108,876    $102,541
11/30/83                 $111,718    $104,703
12/31/83                 $109,900    $104,154
01/31/84                 $114,703    $103,572
02/29/84                 $109,759     $99,926
03/31/84                 $111,680    $101,655
04/30/84                 $112,238    $102,618
05/31/84                 $109,690     $96,942
06/30/84                 $111,566     $99,052
07/31/84                 $110,238     $97,822
08/31/84                 $120,104    $108,281
09/30/84                 $122,650    $108,553
10/31/84                 $123,840    $109,068
11/30/84                 $125,054    $107,845
12/31/84                 $125,835    $110,685
01/31/85                 $131,649    $119,307
02/28/85                 $138,192    $120,760
03/31/85                 $146,290    $120,838
04/30/85                 $145,910    $120,729
05/31/85                 $151,980    $127,703
06/30/85                 $155,065    $129,702
07/31/85                 $157,267    $129,511
08/31/85                 $157,644    $128,397
09/30/85                 $158,527    $124,379
10/31/85                 $169,656    $130,122
11/30/85                 $178,580    $139,046
12/31/85                 $177,051    $145,771
01/31/86                 $177,582    $146,584
02/28/86                 $189,054    $157,532
03/31/86                 $197,788    $166,326
04/30/86                 $195,573    $164,452
05/31/86                 $199,465    $173,193
06/30/86                 $199,804    $176,125
07/31/86                 $194,769    $166,280
08/31/86                 $198,528    $178,610
09/30/86                 $195,729    $163,836
10/31/86                 $199,174    $173,290
11/30/86                 $199,313    $177,501
12/31/86                 $196,704    $172,963
01/31/87                 $206,598    $196,252
02/28/87                 $210,813    $203,998
03/31/87                 $216,041    $209,883
04/30/87                 $212,390    $208,018
05/31/87                 $212,857    $209,813
06/30/87                 $215,113    $220,407
07/31/87                 $220,233    $231,571
08/31/87                 $223,735    $240,203
09/30/87                 $224,205    $234,963
10/31/87                 $205,372    $184,374
11/30/87                 $202,024    $169,207
12/31/87                 $205,162    $182,107
01/31/88                 $211,768    $189,761
02/29/88                 $216,639    $198,563
03/31/88                 $217,224    $192,437
04/30/88                 $220,243    $194,565
05/31/88                 $221,498    $196,219
06/30/88                 $226,482    $205,216
07/31/88                 $228,339    $204,434
08/31/88                 $228,248    $197,499
09/30/88                 $232,653    $205,903
10/31/88                 $234,165    $211,632
11/30/88                 $232,315    $208,604
12/31/88                 $235,730    $212,239
01/31/89                 $244,971    $227,737
02/28/89                 $245,951    $222,072
03/31/89                 $251,239    $227,245
04/30/89                 $262,796    $239,031
05/31/89                 $264,820    $248,660
06/30/89                 $269,084    $247,259
07/31/89                 $278,233    $269,563
08/31/89                 $281,711    $274,811
09/30/89                 $284,951    $273,690
10/31/89                 $280,620    $267,342
11/30/89                 $281,237    $272,768
12/31/89                 $283,585    $279,307
01/31/90                 $268,016    $260,566
02/28/90                 $270,401    $263,942
03/31/90                 $270,158    $270,930
04/30/90                 $269,239    $264,180
05/31/90                 $282,082    $289,876
06/30/90                 $283,267    $287,921
07/31/90                 $278,253    $287,000
08/31/90                 $263,033    $261,085
09/30/90                 $254,879    $248,396
10/31/90                 $244,174    $247,344
11/30/90                 $257,481    $263,296
12/31/90                 $265,719    $270,624
01/31/91                 $282,698    $282,379
02/28/91                 $297,907    $302,544
03/31/91                 $304,580    $309,862
04/30/91                 $308,205    $310,597
05/31/91                 $317,050    $323,944
06/30/91                 $306,492    $309,113
07/31/91                 $314,338    $323,508
08/31/91                 $320,185    $330,713
09/30/91                 $325,372    $325,175
10/31/91                 $326,836    $329,536
11/30/91                 $317,064    $316,290
12/31/91                 $340,385    $352,400
01/31/92                 $344,368    $345,840
02/29/92                 $349,534    $350,313
03/31/92                 $349,884    $343,506
04/30/92                 $351,144    $353,578
05/31/92                 $355,077    $355,301
06/30/92                 $356,107    $350,015
07/31/92                 $359,882    $364,302
08/31/92                 $352,972    $356,855
09/30/92                 $357,914    $361,047
10/31/92                 $354,550    $362,286
11/30/92                 $378,730    $374,583
12/31/92                 $391,786    $379,177
01/31/93                 $403,383    $382,344
02/28/93                 $411,088    $387,549
03/31/93                 $418,652    $395,719
04/30/93                 $407,181    $386,154
05/31/93                 $420,089    $396,448
06/30/93                 $430,087    $397,604
07/31/93                 $437,054    $396,002
08/31/93                 $465,200    $410,990
09/30/93                 $461,525    $407,836
10/31/93                 $477,540    $416,266
11/30/93                 $470,854    $412,311
12/31/93                 $481,897    $417,294
01/31/94                 $487,776    $431,467
02/28/94                 $468,693    $419,763
03/31/94                 $445,899    $401,486
04/30/94                 $447,778    $406,638
05/31/94                 $461,030    $413,288
06/30/94                 $450,573    $403,163
07/31/94                 $460,018    $416,391
08/31/94                 $471,439    $433,428
09/30/94                 $458,042    $422,844
10/31/94                 $462,716    $432,310
11/30/94                 $444,211    $416,581
12/31/94                 $438,388    $422,746
01/31/95                 $453,910    $433,700
02/28/95                 $473,035    $450,582
03/31/95                 $477,273    $463,855
04/30/95                 $487,074    $477,504
05/31/95                 $509,272    $496,545
06/30/95                 $530,728    $508,068
07/31/95                 $550,806    $524,906
08/31/95                 $574,487    $526,216
09/30/95                 $585,718    $548,410
10/31/95                 $575,970    $546,450
11/30/95                 $601,664    $570,411
12/31/95                 $607,860    $581,397
01/31/96                 $634,319    $601,161
02/29/96                 $647,783    $606,747
03/31/96                 $645,207    $612,589
04/30/96                 $649,714    $621,610
05/31/96                 $661,948    $637,611
06/30/96                 $668,914    $640,039
07/31/96                 $628,581    $611,775
08/31/96                 $654,865    $624,695
09/30/96                 $678,456    $659,822
10/31/96                 $680,798    $678,013
11/30/96                 $715,453    $729,214
12/31/96                 $724,288    $714,767
01/31/97                 $750,497    $759,396
02/28/97                 $770,295    $765,354
03/31/97                 $737,047    $733,965
04/30/97                 $745,175    $777,743
05/31/97                 $819,389    $825,060
06/30/97                 $844,105    $862,002
07/31/97                 $892,680    $930,569
08/31/97                 $882,200    $878,474
09/30/97                 $940,728    $926,555
10/31/97                 $960,237    $895,646
11/30/97                 $963,862    $937,070
12/31/97               $1,018,501    $953,150
01/31/98               $1,034,656    $963,680
02/28/98               $1,079,578  $1,033,143
03/31/98               $1,187,666  $1,086,006
04/30/98               $1,233,007  $1,096,927
05/31/98               $1,208,390  $1,078,094
06/30/98               $1,260,227  $1,121,850
07/31/98               $1,275,324  $1,109,933
08/31/98               $1,131,192    $949,620
09/30/98               $1,147,033  $1,010,457
10/31/98               $1,184,888  $1,092,575
11/30/98               $1,248,029  $1,158,765
12/31/98               $1,314,592  $1,225,494
01/31/99               $1,371,294  $1,276,720
02/28/99               $1,372,412  $1,237,047
03/31/99               $1,421,911  $1,286,525
04/30/99               $1,516,998  $1,336,346
05/31/99               $1,521,629  $1,304,831
06/30/99               $1,555,606  $1,377,187
07/31/99               $1,542,783  $1,334,225
08/31/99               $1,495,498  $1,327,577
09/30/99               $1,513,931  $1,291,223
10/31/99               $1,611,707  $1,372,899
11/30/99               $1,593,274  $1,400,859
12/31/99               $1,604,494  $1,483,312

This information represents past performance and is not indicative of future performance. The investment return and the principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. The performance data presented includes performance for the period before the Fund became an investment company registered with the Securities and Exchange Commission. During this time, the Fund was not registered under the Investment Company Act of 1940 and therefore was not subject to certain investment restrictions imposed by the 1940 Act. If the Fund had been registered under the 1940 Act during this time period, the Fund's performance might have been adversely affected. Additional information is available from the Weitz Funds at the address listed on the front cover.

                  WEITZ PARTNERS, INC. -- PARTNERS VALUE FUND
                       DECEMBER 31, 1999 - ANNUAL REPORT

                                                                 January 5, 2000

Dear Fellow Shareholder:

      1999 was a good year for the Partners Value Fund. A 4th quarter gain of +6.0% brought our total return for the year to +22.1% (after all fees and expenses). This compares to gains of 14.9% for the quarter and +21.0% for the year for the S&P 500 (with dividends reinvested).

      The longer-term results, which are much more important, have also been good. The table below compares our returns to those of the S&P 500 (very large companies), the Russell 2000 (an index of smaller companies), and our peer group of mutual funds (according to Lipper Analytical Services). All of the performance data assumes reinvestment of dividends (except Russell for which dividend data is not available) and are calculated after deducting expenses.

                                 1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                --------   --------   --------   --------
PARTNERS VALUE FUND               22.1%      30.4%      29.6%      18.9%
S&P 500 Index                     21.0       27.6       28.5       18.2
Russell 2000 Index                21.3       13.1       16.7       13.4
Average Growth and Income Fund    13.8       18.4       21.7       14.7

      Tables like this one emphasize RELATIVE performance, and ours has been reasonably good over the life of the fund. However, shareholders should also notice the ABSOLUTE performance of all of the entries over the past 10 years. Even the beleaguered Russell 2000 has out- performed the very long-term average total return on stocks of about 10%, and the average annual returns on both our Fund and the S&P 500 are about 8 full percentage points above the average. This has been wonderful for all of us as stock investors, but it would be virtually impossible for stocks, in the aggregate, to repeat that performance over the next 10 years. Warren Buffett, in the November 22, 1999 issue of FORTUNE, makes a very persuasive case that total returns on domestic stocks might average 6% over the next 17 years. (We'll do our best to emulate the children of Lake Woebegone and be above average.)

A TALE OF TWO MARKETS

      This is a very interesting time for stock investors. The market's split personality is more pronounced than ever, with the favored few soaring to seemingly nonsensical levels of over-valuation, while the majority of stocks have been in a quiet bear market for several quarters.

A handful of very large companies have captured investors' imaginations, and they now dominate the popular market averages. Consider:

       - 5% of the S&P 500 (25 stocks) account for 50% of the value of the index;

       - 5 STOCKS of the 4400 in the NASDAQ Composite Index have a combined market valuation of $1.5 TRILLION, and account for 50% of the value of the index. The top 10 stocks account for $2 trillion, or 2/3 of the index. (Incidentally, the average P/E ratio of all the stocks in the NASDAQ Index is approaching 200X!);

       - Microsoft has a higher market capitalization than THE ENTIRE RUSSELL 2000 INDEX.

This is not good or bad, PER SE, but it seems to me to be an inherently unstable situation (a tech stock "bubble"). It also means that these indexes have lost some of their meaning as benchmarks. Some money managers concerned about keeping up with these benchmarks have adopted an "if you can't lick 'em, join 'em" attitude and jumped onto the bandwagon. This only reinforces the trend.

      Our response to this phenomenon has been to sell off shares of some of our cable and telecom stocks which (happily) have been infected with Internet or ".com" fever, and to buy more of our "old economy" favorites, especially financial service companies. This puts us even further out of step with the mainstream indexes, such as the S&P, so it will hurt our relative performance for as long as the two-tier market persists. However, I believe that it will serve us well when stock prices and business values are re-aligned.

PORTFOLIO REVIEW

      Our portfolio changes very little from quarter to quarter, so I often have trouble finding new things to say about our favorite stocks. This quarter, it was particularly striking to re-read the 3rd quarter '99 letter and find that it could be dropped into this letter practically untouched--except that the prices of many of our favorites were down 10-20% since September 30. (This is why our large lead over the S&P during the first 9 months of the year evaporated during the 4th quarter.) At any rate, for those who remember this section of the 3rd quarter letter, and for those who weren't interested then and aren't interested now, you can skip the next several paragraphs. (This reminds me of the Wesco Financial annual report in which Charlie Munger announced that what he had written last year was still equally valid, so he was reprinting last year's letter in lieu of a new one.)

BANKS--Greenpoint, Golden State, and Washington Mutual are large, profitable, growing banks selling at about 7 times next year's earnings per share and buying back their own stock. With modest earnings growth and some P/E multiple expansion, 50% total returns over the next 2-3 years seem like a realistic possibility. Other banks in our portfolio, such as North Fork, are growing faster and sell at slightly higher multiples, but have similar potential.

REAL ESTATE--Host Marriott, Hilton, Forest City, and Catellus are all selling at discounts to the current liquidation values of their underlying real estate, and each is generating strong cash flows that are available for dividends, acquisitions, and stock buybacks. Host Marriott is a real estate investment trust (REIT) that owns luxury and full-service hotels such as Ritz Carlton, Four Seasons, Marriott, and Hyatt. Their properties could probably be sold for $13-15 per share with one phone call, yet the stock sells for about $8. The $.84 dividend is well covered and provides a 10% current yield, and the underlying value of the business is growing. The other three companies are not REITs and do not pay large dividends, but the degrees of under-valuation are similar. In each case, the expectation of a total return of 50% over the next 2-3 years does not seem outlandish.

MORTGAGE BANKING--Countrywide Credit has two parts to its business--originating and servicing mortgages. Originating mortgages, to finance a home purchase or to refinance an existing mortgage, generates one-time origination fee income. Servicing involves collecting monthly payments and dealing with escrow accounts, and generates a stream of fee income over the life of the mortgage. Higher interest rates generally mean lower new mortgage activity, thus lower origination fees, but it also means that existing mortgages remain outstanding longer so the value of the servicing "annuity" rises. As interest rates have risen in recent months, investors have focused on the negative side of this equation and ignored the positive, so Countrywide has declined from over $50 per share (where we had been sellers) to a recent $25. At this level, Countrywide sells at under 7 times next years expected earnings and we have added significantly to our position from the low $30's to the mid-$20's. Other mortgage bankers which focus on originations, such as New Century Financial and Resource Bancshares Mortgage, are more adversely affected by higher rates, but both stocks are so severely depressed that they ought to be good contributors to our future results from today's prices.

OTHER FINANCIAL SERVICES--Fears of higher interest rates, a slower economy, a weaker stock market, etc. have depressed several others of our financial services companies. United Asset Management is a holding company of investment management businesses whose stock sells for about 50-60% of its value in a takeover. It has operating problems that I believe are fixable, and it is buying in its own stock very aggressively. Berkshire Hathaway has fallen from over $80,000 per share to under $52,000 over the past 18 months, and now sells very close to its adjusted book value and well below its intrinsic business value. Redwood Trust sells at $12, while its portfolio has a liquidation value of $22, and its management is very intelligent, motivated, and shareholder-oriented. It has become a relatively small position in our portfolio since we own as many shares as the company's by-laws permit and our portfolio has grown while its price has shrunk. However, the risk-reward equation for Redwood and several other smaller financial companies appears to be very favorable.

UTILITIES--Western Resources (WR) is an electric utility with assets worth at least $25-30 per share, which has been under the multiple clouds of a failed merger and a home security business with operating problems. Management is under severe pressure to realize the values, and the stock at $17 should generate a good return from this level. Citizens Utilities is also a company with great assets, selling at a discount to their underlying value, whose management has announced plans to restructure the company in order to recognize value. This is the same management that built and sold Century Communications and Centennial Cellular, both of which were very profitable holdings for our fund.

CABLE TELEVISION AND CELLULAR TELEPHONE--We have lost most of our cable and cellular stocks to takeovers, and those that remain are not as cheap as they used to be. Nevertheless, they are strong companies with good futures. Our favorite is Liberty Media. It is a fabulous collection of programming and other media assets, managed by John Malone, the master developer of media "content" properties.

CASH RESERVES AND MARKET TIMING--The level of our cash position is a function of new investments in the fund by shareholders plus proceeds from sales of stocks, minus new purchases--not a market timing call. We continue to be a net buyer of stocks, so our cash and other "reserves" were reduced to 24% of the portfolio at year-end.

OUTLOOK

      In the new year, we may have to deal with the deflation of the tech stock bubble--gradually or dramatically. If that happens, selling in the favorites may spread to the rest of the market, and our perfectly sane, bargain-priced stocks could be carried along (down) by the mob. (We have seen hints of this in the first few days of January.) For those who are uncomfortable with this prospect, risk-free short-term U.S. government bonds yield about 6%, and high quality municipal bonds yield 4-5%. Both of these are roughly equivalent on an after-tax basis to Warren Buffett's predicted 6% total return on stocks. For those who can stand some volatility, I believe it is still worth the effort (and occasional discomfort) to buy cheap stocks when we find them and not to try to be fancy with the timing.

SHAREHOLDER INFORMATION

      ANNUAL SHAREHOLDER INFORMATION MEETING: Please mark your calendars for May 24, 2000. The meeting will be held at the Omaha Marriott and will begin at 4:30. It is a great opportunity to meet your fellow shareholders and the client service people you have talked to on the phone. There should be no official business, so the whole meeting can be devoted to answering shareholder questions. We look forward to seeing you then.

      WEBSITE: Our website address is www.weitzfunds.com. It contains daily prices, our prospectus, published shareholder communications and forms, a list of each fund's top 10 holdings, historical performance data, and answers to frequently asked questions. We are working on giving shareholders the ability to look up account balances and other historical transaction data, and we will keep you posted on our progress. In the meantime, remember that you can use our automated phone system to check balances and recent transactions. The number for that service is: (800) 773-6472.

      If you have ideas on how we could improve on the content or user-friendliness of the website, our client service people would welcome your suggestions.

                                                   Sincerely,

                                                   /s/ Wallace R. Weitz
                                                   Wallace R. Weitz
                                                   President, Portfolio Manager

                  WEITZ PARTNERS, INC. -- PARTNERS VALUE FUND
                         1999 DISTRIBUTION INFORMATION

                             JUNE 1999 DISTRIBUTION

       Weitz Partners, Inc. - Partners Value Fund declared a distribution of $0.074 per share payable on June 29, 1999, to shareholders of record on June 28, 1999. The source for this distribution was:

LONG TERM CAPITAL GAIN                                 $  0.074
----------------------------                           ========

                           JANUARY 2000 DISTRIBUTION

       Weitz Partners, Inc. - Partners Value Fund declared a distribution of $0.9199 per share payable on January 3, 2000, to shareholders of record on December 31, 1999. The source for this distribution was:

ORDINARY INCOME
-----------------------------------------------------
--------------------
Net Investment Income                                  $ 0.1995
Net Short Term Capital Gain                              0.0275
                                                       --------
    Total Ordinary Income                              $ 0.2270
                                                       ========
LONG TERM CAPITAL GAIN                                 $ 0.6929
----------------------------                           ========

                  WEITZ PARTNERS, INC. -- PARTNERS VALUE FUND
                     SCHEDULE OF INVESTMENTS IN SECURITIES
                               DECEMBER 31, 1999

  SHARES
 OR UNITS                                                                       COST            VALUE
-----------                                                                --------------   --------------
              COMMON STOCKS -- 74.8%
              AUTO SERVICES -- 0.2%
    173,000   Insurance Auto Auctions, Inc.*                               $    2,024,761   $    2,724,750
                                                                           --------------   --------------
              BANKING -- 14.0%
     38,000   Astoria Financial Corp.                                           1,411,131        1,156,625
    713,200   Commercial Federal Corp.                                         15,717,714       12,703,875
    250,000   East West Bancorp, Inc.                                           2,453,750        2,859,375
     20,000   First Federal Bankshares, Inc.                                      200,000          172,500
     42,000   First Place Financial Corp.                                         467,250          446,250
  1,897,100   Golden State Bancorp, Inc.*                                      38,422,221       32,724,975
  1,342,900   Greenpoint Financial Corp.                                       35,748,178       31,977,806
    124,000   Local Financial Corp.*                                            1,254,619        1,286,500
  1,371,500   North Fork Bancorporation, Inc.                                  25,631,895       24,001,250
     70,000   South Jersey Financial Corp., Inc.*                                 759,006        1,093,750
    100,000   Troy Financial Corp.*                                               994,436        1,018,750
    531,500   U.S. Bancorp                                                     15,656,679       12,656,344
    108,000   Virginia Capital Bancshares, Inc.                                 1,387,313        1,741,500
  1,370,280   Washington Mutual, Inc.                                          42,867,178       35,627,280
                                                                           --------------   --------------
                                                                              182,971,370      159,466,780
                                                                           --------------   --------------
              CABLE TELEVISION -- 5.6%
    851,895   Adelphia Communications Corp. CL A*                              30,043,532       55,905,609
    107,200   MediaOne Group, Inc.*                                             4,741,574        8,234,300
                                                                           --------------   --------------
                                                                               34,785,106       64,139,909
                                                                           --------------   --------------
              CONSUMER PRODUCTS AND SERVICES -- 2.0%
    185,000   American Classic Voyages Co.*                                     2,991,019        6,475,000
    185,200   LabOne, Inc.                                                      3,007,384        1,273,250
      6,650   Lady Baltimore Foods, Inc. CL A*                                    212,725          390,688
    432,000   Premier Parks, Inc.*                                             11,072,471       12,474,000
    872,000   Protection One, Inc.*                                             4,389,808        1,689,500
                                                                           --------------   --------------
                                                                               21,673,407       22,302,438
                                                                           --------------   --------------

  The accompanying notes form an integral part of these financial statements.

                  WEITZ PARTNERS, INC. -- PARTNERS VALUE FUND
                SCHEDULE OF INVESTMENTS IN SECURITIES, CONTINUED

  SHARES
 OR UNITS                                                                       COST            VALUE
-----------                                                                --------------   --------------
              FEDERAL AGENCIES -- 2.5%
     40,000   Fannie Mae                                                   $      759,888   $    2,497,500
     50,000   Freddie Mac                                                         138,785        2,353,125
    556,000   SLM Holding Corp.                                                19,832,093       23,491,000
                                                                           --------------   --------------
                                                                               20,730,766       28,341,625
                                                                           --------------   --------------
              FINANCIAL SERVICES -- 9.3%
  1,001,000   Allied Capital Corp.                                             18,218,541       18,330,812
    150,000   American Capital Strategies, Ltd.                                 2,550,000        3,412,500
         88   Berkshire Hathaway, Inc. CL A*                                    1,608,078        4,936,800
     21,564   Berkshire Hathaway, Inc. CL B*                                   43,275,032       39,462,120
    751,000   Imperial Credit Industries, Inc.*                                10,380,151        4,693,750
    454,500   The PMI Group, Inc.                                              13,165,488       22,185,281
     20,000   PS Group Holdings, Inc.                                             106,800          225,000
    713,200   United Asset Management Corp.                                    15,584,973       13,238,775
     60,000   United Panam Financial Corp.*                                       607,346          116,250
                                                                           --------------   --------------
                                                                              105,496,409      106,601,288
                                                                           --------------   --------------
              INFORMATION AND DATA PROCESSING -- 0.6%
    382,400   Data Transmission Network Corp.*                                  8,500,741        6,596,400
    175,000   Intelligent Systems Corp.*                                          164,183          700,000
                                                                           --------------   --------------
                                                                                8,664,924        7,296,400
                                                                           --------------   --------------
              LODGING AND GAMING -- 3.8%
    419,900   Extended Stay America, Inc.*                                      3,263,388        3,201,737
    145,000   Harrah's Entertainment, Inc.*                                     2,120,444        3,833,438
  2,116,200   Hilton Hotels Corp.                                              22,401,653       20,368,425
    143,000   Mandalay Resort Group*                                            1,802,312        2,877,875
  1,085,000   Park Place Entertainment Corp.*                                   6,731,752       13,562,500
                                                                           --------------   --------------
                                                                               36,319,549       43,843,975
                                                                           --------------   --------------

  The accompanying notes form an integral part of these financial statements.

                  WEITZ PARTNERS, INC. -- PARTNERS VALUE FUND
                SCHEDULE OF INVESTMENTS IN SECURITIES, CONTINUED

  SHARES
 OR UNITS                                                                       COST            VALUE
-----------                                                                --------------   --------------
              MEDIA AND ENTERTAINMENT -- 8.1%
  1,305,000   AT&T Corp. - Liberty Media Group A*                          $   26,253,398   $   74,058,750
     57,165   Chris-Craft Industries, Inc.*                                     2,353,719        4,123,026
     30,000   Daily Journal Corp.*                                                459,001          978,750
    329,500   Valassis Communications, Inc.*                                    5,654,450       13,921,375
                                                                           --------------   --------------
                                                                               34,720,568       93,081,901
                                                                           --------------   --------------
              MORTGAGE BANKING -- 4.1%
  1,743,200   Countrywide Credit Industries, Inc.                              57,092,240       44,015,800
     62,100   New Century Financial Corp.*                                        567,787          978,075
    322,000   Resource Bancshares Mtg. Grp., Inc.                               4,096,395        1,459,063
     87,982   WMF Group, Limited*                                                 606,637          505,897
                                                                           --------------   --------------
                                                                               62,363,059       46,958,835
                                                                           --------------   --------------
              PRINTING SERVICES -- 0.7%
    620,300   Mail-Well, Inc.*                                                  8,125,974        8,374,050
                                                                           --------------   --------------
              REAL ESTATE AND CONSTRUCTION -- 2.3%
  1,465,600   Catellus Development Corp.*                                      18,937,922       18,778,000
    246,200   Forest City Enterprises, Inc. CL A                                5,137,132        6,893,600
     10,000   Syntroleum Corp.*                                                    31,917           81,250
                                                                           --------------   --------------
                                                                               24,106,971       25,752,850
                                                                           --------------   --------------
              REAL ESTATE INVESTMENT TRUSTS -- 5.9%
    400,000   Capital Automotive REIT                                           4,654,203        4,875,000
    100,000   Dynex Capital, Inc.                                               1,803,500          643,750
    407,830   Fortress Investment Corp.                                         7,662,886        6,933,110
    245,500   Hanover Capital Mortgage Holdings, Inc.                           3,645,610          859,250
     20,935   Healthcare Financial Partners Units**                             2,084,079        2,093,500
  5,251,900   Host Marriott Corp.                                              47,378,845       43,328,175
    190,000   Imperial Credit Commercial Mtg. Inv. Corp.                        1,700,500        2,161,250
    367,300   NovaStar Financial, Inc.                                          6,013,405        1,147,813
    423,952   Redwood Trust, Inc.                                               9,571,344        5,299,400
                                                                           --------------   --------------
                                                                               84,514,372       67,341,248
                                                                           --------------   --------------

  The accompanying notes form an integral part of these financial statements.

                  WEITZ PARTNERS, INC. -- PARTNERS VALUE FUND
                SCHEDULE OF INVESTMENTS IN SECURITIES, CONTINUED

  SHARES
 OR UNITS                                                                       COST            VALUE
-----------                                                                --------------   --------------
              RESTAURANTS -- 0.2%
    239,100   CBRL Group, Inc.                                             $    3,816,426   $    2,320,017
                                                                           --------------   --------------

              RETAIL DISCOUNT -- 0.8%
    548,900   Consolidated Stores Corp.*                                        8,379,824        8,919,625
                                                                           --------------   --------------

              SATELLITE SERVICES -- 0.9%
    556,200   Orbital Sciences Corp.*                                           7,575,833       10,324,462
                                                                           --------------   --------------

              TELECOMMUNICATIONS -- 8.4%
     47,100   Alltel Corp.                                                      1,032,681        3,894,581
    111,064   Centennial Cellular Corp. CL A*                                   1,698,163        9,204,429
    236,850   Corecomm, Limited*                                                1,350,198       14,062,969
    493,200   Telephone and Data Systems, Inc.                                 25,066,120       62,143,200
     61,100   United States Cellular Corp.*                                     2,912,006        6,167,281
                                                                           --------------   --------------
                                                                               32,059,168       95,472,460
                                                                           --------------   --------------
              UTILITIES -- 5.4%
  2,781,200   Citizens Utilities Co. CL B*                                     29,565,091       39,458,275
  1,331,900   Western Resources, Inc.                                          30,993,336       22,642,300
                                                                           --------------   --------------
                                                                               60,558,427       62,100,575
                                                                           --------------   --------------
              Total Common Stocks                                             738,886,914      855,363,188
                                                                           --------------   --------------

              WARRANTS -- 0.0%
    399,500   Hanover Capital Mtg. Holdings, Inc., Expiring 9/15/00                31,211            6,244
    370,000   NovaStar Financial, Inc., Expiring 2/03/01                          185,000           18,500
                                                                           --------------   --------------
                                                                                  216,211           24,744
                                                                           --------------   --------------

              CONVERTIBLE PREFERRED STOCKS -- 0.3%
    500,000   NovaStar Financial, Inc. 7% Pfd. Class B Cumulative               3,312,167        2,975,000
                                                                           --------------   --------------

  The accompanying notes form an integral part of these financial statements.

                  WEITZ PARTNERS, INC. -- PARTNERS VALUE FUND
                SCHEDULE OF INVESTMENTS IN SECURITIES, CONTINUED

   FACE
  AMOUNT                                                                        COST            VALUE
-----------                                                                --------------   --------------
              U.S. GOVERNMENT AND AGENCY SECURITIES -- 1.8%
$ 3,000,000   U.S. Treasury Note 5.5% 3/31/00                              $    2,999,346   $    3,000,939
  2,000,000   Fannie Mae 6.625% 7/12/00                                         2,000,000        2,004,120
 10,000,000   Freddie Mac 5.0% 2/15/01                                          9,906,976        9,852,640
  2,500,000   Federal Home Loan Bank 6.44% 11/28/05                             2,502,380        2,440,308
  3,000,000   Fannie Mae 6.56% 11/26/07                                         3,000,000        2,849,823
                                                                           --------------   --------------
                      Total U.S. Government and Agency Securities              20,408,702       20,147,830
                                                                           --------------   --------------
              SHORT-TERM SECURITIES -- 23.5%
 37,936,400   Wells Fargo Government Money Market Fund                         37,936,400       37,936,400
 55,500,000   U.S. Treasury Bill 01/20/00                                      55,348,379       55,368,687
 38,342,000   Fannie Mae Discount Note 2/14/00                                 38,085,194       38,108,497
 50,000,000   Fannie Mae Discount Note 2/25/00                                 49,579,861       49,615,750
 30,000,000   Freddie Mac Discount Note 03/02/00                               29,707,708       29,728,590
  8,000,000   Federal Home Loan Bank Discount Note 03/10/00                     7,916,004        7,917,816
  3,500,000   Federal Home Loan Bank Discount Note 04/19/00                     3,442,431        3,442,058
 48,000,000   U.S. Treasury Bill 05/04/00                                      47,128,004       47,137,872
                                                                           --------------   --------------
                      Total Short-Term Securities                             269,143,981      269,255,670
                                                                           --------------   --------------
                      Total Investments in Securities -- 100.4%            $1,031,967,975    1,147,766,432
                                                                           ==============   --------------
              Covered Call Options Written at Market Value -- (0.0%)                               (18,438)
              Other Liabilities in Excess of Other Assets -- (0.4%)                             (4,374,014)
                                                                                            --------------
                      Total Net Assets -- 100%                                              $1,143,373,980
                                                                                            ==============
                      Net Asset Value Per Share                                             $        20.02
                                                                                            ==============

  NO. OF                                                                   EXPIRATION DATE/
 CONTRACTS                                                                   STRIKE PRICE        VALUE
-----------                                                                ----------------   ------------
              COVERED CALL OPTIONS WRITTEN AT
              MARKET VALUE
        100   Mandalay Resort Group                                        March 2000/22.5    $    (12,500)
        100   Mandalay Resort Group                                        March 2000/25            (5,938)
                                                                                              ------------
                                                                                              $    (18,438)
                      Total Call Options Written
                      (premiums received $45,648)
                                                                                              ============

*Non-income producing
**Each unit, which is restricted as to sale, consists of five shares of common stock and one stock purchase warrant. The company distributed an additional warrant per unit to unitholders during 1998. The warrants currently have no value or cost assigned to them.

  The accompanying notes form an integral part of these financial statements.

                  WEITZ PARTNERS, INC. -- PARTNERS VALUE FUND
                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1999

Assets:
    Investment in securities at value (cost $1,031,967,975)   $1,147,766,432
    Deposits with brokers for covered call options written            49,061
    Cash                                                             490,024
    Accrued interest and dividends receivable                      3,227,465
    Other                                                             10,495
                                                              --------------
                Total assets                                   1,151,543,477
                                                              --------------

Liabilities:
    Due to adviser                                                 1,074,360
    Payable for securities purchased                               6,761,264
    Covered call options written, at value (proceeds
    received $45,648)                                                 18,438
    Other expenses                                                   315,435
                                                              --------------
                Total liabilities                                  8,169,497
                                                              --------------
Net assets applicable to outstanding capital stock            $1,143,373,980
                                                              ==============

Net assets represented by:
    Additional paid-in capital (note 4)                          954,495,936
    Accumulated undistributed net investment income               11,432,373
    Accumulated undistributed net realized gains                  61,620,004
    Net unrealized appreciation of investments                   115,825,667
                                                              --------------
                Total representing net assets applicable to
                shares outstanding                            $1,143,373,980
                                                              ==============
Net asset value per share of outstanding capital stock
  (57,097,899 shares outstanding)                             $        20.02
                                                              ==============

  The accompanying notes form an integral part of these financial statements.

                  WEITZ PARTNERS, INC. -- PARTNERS VALUE FUND
                            STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 1999

Investment income:
    Dividends                                                             $  8,728,926
    Interest                                                                11,937,500
                                                                          ------------
            Total investment income                                         20,666,426
                                                                          ------------
Expenses:
    Investment advisory fee                                                  7,343,521
    Administrative fee                                                       1,101,528
    Custody fees                                                                59,711
    Directors fees                                                               6,120
    Dividends on securities sold short                                           8,800
    Other expenses                                                             594,135
                                                                          ------------
            Total expenses                                                   9,113,815
                                                                          ------------
            Net investment income                                           11,552,611
                                                                          ------------
Realized and unrealized gain on investments:
    Net realized gain on securities                         $62,667,902
    Net realized gain on options written                        207,652
    Net realized loss on securities sold short               (1,117,814)
                                                            -----------
            Net realized gain                                               61,757,740
            Net unrealized appreciation of investments                      45,164,375
                                                                          ------------
            Net realized and unrealized gain on
            investments                                                    106,922,115
                                                                          ------------
            Net increase in net assets resulting from
            operations                                                    $118,474,726
                                                                          ============

  The accompanying notes form an integral part of these financial statements.

                  WEITZ PARTNERS, INC. -- PARTNERS VALUE FUND
                      STATEMENTS OF CHANGES IN NET ASSETS

                                                                   YEAR ENDED DECEMBER 31,
                                                                  1999                  1998
                                                             ---------------       --------------
Increase in net assets:
    From operations:
        Net investment income                                $    11,552,611       $      651,484
        Net realized gain                                         61,757,740           22,139,768
        Net unrealized appreciation                               45,164,375           25,105,776
                                                             ---------------       --------------
            Net increase in net assets resulting from
             operations                                          118,474,726           47,897,028
                                                             ---------------       --------------

Distributions to shareholders from:
    Net investment income                                           (815,990)          (1,206,568)
    Net realized gains                                           (22,157,574)         (15,264,855)
                                                             ---------------       --------------
        Total distributions                                      (22,973,564)         (16,471,423)
                                                             ---------------       --------------

Capital share transactions:
    Proceeds from sales                                          959,615,383          145,291,184
    Payments for redemptions                                    (222,923,670)         (31,930,637)
    Reinvestment of distributions                                 18,849,624           13,808,275
                                                             ---------------       --------------
        Total increase from capital share transactions           755,541,337          127,168,822
                                                             ---------------       --------------
        Total increase in net assets                             851,042,499          158,594,427
                                                             ---------------       --------------

Net assets:
    Beginning of period                                          292,331,481          133,737,054
                                                             ---------------       --------------
    End of period                                            $ 1,143,373,980       $  292,331,481
                                                             ===============       ==============

  The accompanying notes form an integral part of these financial statements.

                   WEITZ PARTNERS INC. -- PARTNERS VALUE FUND
                              FINANCIAL HIGHLIGHTS

The following financial information provides selected data for a share of the Partners Value Fund outstanding throughout the periods indicated.

                                                                         YEAR ENDING DECEMBER 31,
                                                --------------------------------------------------------------------------
                                                   1999            1998            1997            1996            1995
                                                ----------      ----------      ----------      ----------      ----------
NET ASSET VALUE, BEGINNING OF PERIOD:           $    17.68      $    15.45      $    11.52      $    10.38      $     8.28
                                                ----------      ----------      ----------      ----------      ----------

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income                              0.21            0.06            0.13            0.06            0.08
   Net gains or losses on securities
      (realized and unrealized)                       3.42            4.00            4.33            1.93            3.11
                                                ----------      ----------      ----------      ----------      ----------
   Total from investment operations                   3.63            4.06            4.46            1.99            3.19
                                                ----------      ----------      ----------      ----------      ----------

LESS DISTRIBUTIONS:
   Dividends from net investment income              (0.05)          (0.16)             --           (0.06)          (0.24)
   Distributions from realized gains                 (1.24)          (1.67)          (0.53)          (0.79)          (0.85)
                                                ----------      ----------      ----------      ----------      ----------
   Total distributions                               (1.29)          (1.83)          (0.53)          (0.85)          (1.09)
                                                ----------      ----------      ----------      ----------      ----------

NET ASSET VALUE, END OF PERIOD                  $    20.02      $    17.68      $    15.45      $    11.52      $    10.38
                                                ==========      ==========      ==========      ==========      ==========

TOTAL RETURN                                          22.1%           29.1%           40.6%           19.2%           38.7%

RATIOS/SUPPLEMENTAL DATA:

   Net assets, end of period ($000)             $1,143,374        $292,331        $133,737         $94,846         $73,781
   Ratio of expenses to average net assets            1.24%           1.25%           1.24%           1.23%           1.27%
   Ratio of net investment income to average
      net assets                                      1.57%           0.34%           1.11%           0.51%           0.82%
   Portfolio turnover rate                              29%             36%             30%             37%             51%

  The accompanying notes form an integral part of these financial statements.

                  WEITZ PARTNERS, INC. -- PARTNERS VALUE FUND
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 1999

(1)  ORGANIZATION AND BUSINESS CHANGES

     Weitz Partners, Inc. (the "Company"), is registered under the Investment Company Act of 1940 as an open-end management investment company. At present, there is only one series authorized by the Company, the Partners Value Fund (the "Fund"). The accompanying financial statements present the financial position and results of operations of the Fund.

     The Fund's investment objective is capital appreciation. The Fund invests principally in common stocks, preferred stocks and a variety of securities convertible into equity such as rights, warrants, preferred stocks and convertible bonds. The following accounting policies are in accordance with accounting policies generally accepted in the investment company industry.

(2)  SIGNIFICANT ACCOUNTING POLICIES

   (a) VALUATION OF INVESTMENTS

         Investments are carried at value determined using the following valuation methods:

               - Securities traded on a national or regional securities exchange and over-the-counter securities traded on the NASDAQ national market are valued at the last sales price; if there were no sales on that day, securities are valued at the mean between the latest available and representative bid and asked prices.

               - Securities not listed on an exchange are valued at the mean between the latest available and representative bid and ask prices.

               - The value of certain debt securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors.

               - The value of securities for which market quotations are not readily available, including restricted and not readily marketable securities, is determined in good faith under the supervision of the Fund's Board of Directors.

         When the Fund writes a call option, an amount equal to the premium received by the Fund is included in the Fund's statement of assets and liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. The current market value of a traded option is the last sales price on the principal exchange on which such option is traded, or, in the absence of such sale, the latest ask quotation. When an option expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. When a call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received.

         The risk in writing a call option is that the Fund gives up the opportunity of profit if the market price of the security increases. The Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

   (b) FEDERAL INCOME TAXES

         Since the Fund's policy is to comply with all sections of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders, no provision for income or excise taxes is required.

         Net investment income and net realized gains may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for Federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

   (c) SECURITY TRANSACTIONS AND DISTRIBUTIONS TO SHAREHOLDERS

         Security transactions are accounted for on the date the securities are purchased or sold (trade date). Income dividends and dividends on short positions are recorded on the ex-dividend date. Interest, including amortization of discount and premium, is accrued as earned. Distributions to shareholders are recorded on the ex-dividend date.

         Realized gains or losses are determined by specifically identifying the issue sold.

   (d) USE OF ESTIMATES

         The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results could differ from those estimates.

   (e) SECURITIES SOLD SHORT

         The Fund periodically engages in selling securities short, which obligates the Fund to replace a security borrowed by purchasing the same security at the current market value. The Fund would incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund would realize a gain if the price of the security declines between those dates.

         The Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale. The Fund will place in a segregated account a sufficient amount of cash and securities as required by applicable federal securities regulations in order to cover the transaction.

(3)  RELATED PARTY TRANSACTIONS

     The Fund has retained Wallace R. Weitz & Company (the "Adviser") as its exclusive investment adviser. In addition, the Company has an agreement with Weitz Securities, Inc. (the "Distributor") to act as distributor for the Fund's shares. Certain officers and directors of the Company are also officers and directors of the Adviser and the Distributor.

     Under the terms of a management and investment advisory agreement, the Adviser receives an investment advisory fee equal to 1% per annum of the Fund's average daily net asset value. The Adviser has agreed to reimburse the Fund up to the amount of advisory fees paid to the extent that total expenses exceed 1.50% of the Fund's average annual daily net asset value. The expenses incurred by the Fund did not exceed the percentage limitation during the year ended December 31, 1999.

     Under the terms of an administration agreement, the Adviser provides certain services including the transfer of shares, disbursement of dividends, fund accounting and related administrative services of the Fund. The Adviser receives an administration fee equal to 0.15% per annum of the Fund's average daily net asset value.

     The Distributor received no compensation for distribution of the Fund's shares.

(4)  CAPITAL STOCK

     The Company is authorized to issue a total of 1,000,000,000 shares of common stock with a par value of $.00001 per share. One hundred fifty million of these shares have been authorized by the Board of Directors to be issued by the Fund. The Board of Directors may authorize additional shares in series without shareholder approval. Each share of stock will have a pro rata interest in the assets of the Fund to which the stock of that series relates and will have no other interest in the assets of any other series.

     Transactions in the capital stock of the Fund are summarized as follows:

                                                       YEAR ENDED DECEMBER 31,
                                                    1999                     1998
                                                -------------            -------------
Transactions in shares:
  Shares issued...............................     51,129,522                8,950,496
  Shares redeemed.............................    (11,692,545)              (2,006,948)
  Reinvested dividends........................      1,122,147                  940,686
                                                -------------            -------------
                                                   40,559,124                7,884,234
                                                =============            =============

     The Board of Directors declared a dividend from net investment income of $0.1995 per share and a distribution of $0.7204 per share from net realized gains payable January 3, 2000, to shareholders of record December 31, 1999 and ex-dividend as of January 3, 2000.

(5)  SECURITIES TRANSACTIONS

     Purchases and proceeds from maturities or sales of investment securities of the Fund, other than short-term securities, aggregated $702,536,818 and $151,846,422, respectively. The cost of investments for Federal income tax purposes is $1,032,024,146. At December 31, 1999, the aggregate gross unrealized appreciation and depreciation, based on cost for Federal income tax purposes, were $205,701,380 and $89,959,094, respectively.

     Transactions relating to covered call options during the year ended December 31, 1999, are summarized as follows:

                                                   NUMBER OF
                                                   CONTRACTS          PREMIUM
                                                   ---------         ----------
Options written, beginning of period.............      880           $  542,361
Options written..................................      740              291,190
Options exercised................................     (720)            (407,185)
Options expired..................................     (200)             (99,823)
Options closed...................................     (500)            (280,895)
                                                    ------           ----------
Options outstanding, end of period...............      200           $   45,648
                                                    ======           ==========

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholders
Weitz Partners, Inc. -- Partners Value Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments in securities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Weitz Partners, Inc. - Partners Value Fund (the "Fund") at December 31, 1999, and the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 1999, by correspondence with the custodian and brokers, provides a reasonable basis for the opinion expressed above. The financial statements for the year ended December 31, 1998, including the financial highlights for each of the four years in the period then ended, were audited by other independent accountants whose reports dated January 15, 1999, and January 19, 1996, expressed an unqualified opinion on those financial statements.

PricewaterhouseCoopers LLP
New York, New York
January 14, 2000

                  WEITZ PARTNERS, INC. -- PARTNERS VALUE FUND
                       CHANGE IN INDEPENDENT ACCOUNTANTS

      On August 13, 1999, McGladrey & Pullen, LLP ("McGladrey") resigned as independent auditors of the Fund pursuant to an agreement by PricewaterhouseCoopers LLP ("PwC") to acquire McGladrey's investment company practice. The McGladrey partners and professionals serving the Fund at the time of the acquisition joined PwC.

      The reports of McGladrey on the financial statements of the Fund during the past two fiscal years contained no adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

      In connection with its audits for the two most recent fiscal years and through August 13, 1999, there were no disagreements with McGladrey on any matter of accounting principle or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of McGladrey, would have caused it to make reference to the subject matter of disagreement in connection with its report.

      On July 30, 1999, the Fund, with the approval of its Board of Directors and its Audit Committee, engaged PwC as its independent auditors.